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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):   April 19, 2000
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                             VIGNETTE CORPORATION
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              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


Delaware                          000-25375                      74-2769415
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(State or other jurisdiction     (Commission                  (IRS Employer
      of incorporation)          File Number)           Identification No.)


                901 South Mopac Expressway, Austin, Texas 78746
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             (Address of Principal Executive Offices)   (Zip Code)


      Registrant's telephone number, including area code   (512) 306-4300
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ITEM 5.  OTHER EVENTS

     On April 19, 2000, Vignette Corporation issued a press release announcing first quarter sales and earnings, a copy of which is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits:

        Exhibit
        Number      Description

        99.1       Text of Press Release dated April 19, 2000.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                VIGNETTE CORPORATION



Date:  April 24, 2000           By:   /s/ Gregory A. Peters
                                      ---------------------------------
                                      Gregory A. Peters
                                      President, Chief Executive Officer
                                      and Chairman of the Board




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